[CIK]      0000914670
[NAME]     CORRECTIONAL SERVICES CORPORATION

A.G. Contract                                     D.C. Contract
No:    KR97-0592                                  No: DC-PO-PRIV-96/97-6626-1

                             STATE OF ARIZONA
                         DEPARTMENT OF CORRECTIONS
                            1601 West Jefferson
                          Phoenix, Arizona 85007

                           AMENDMENT NUMBER ONE

     The Agreement entered into between Correctional Services Corporation, hereinafter referred to as CSC and the Director of the Arizona Department of Corrections, hereinafter known as the Department, is hereby amended as follows:

Purpose of Amendment:

     To add the following as Paragraph 3.12 to Article III: The parties agree that from time to time the total bed capacity of 400 at ASP-PW may be exceeded on a temporary basis when the number of DUI inmates committed to the Department exceeds the number of beds dedicated to DUI inmates within the state prison system.

All other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto agree to carry out the terms of this Agreement.


CORRECTIONAL SERVICES CORPORATION        ARIZONA DEPARTMENT OF CORRECTIONS

\s\  J.F. Slattery                       \s\  Terry L. Stewart   12/18/97
Signature of Authorized Individual       Signature of Authorized Individual
James F. Slattery                        Terry L. Stewart
Typed Name                               Typed Name
President, Chief Executive Officer       Director
Typed Title                              Typed Title
1819 Main Street, Suite 1000             1601 West Jefferson, M/C 445
Sarasota, Florida 34236                  Phoenix, Arizona 85007
Address                                  Address

                    Additional Signatures as Applicable

______________________________________   \s\ Charles L. Ryan     4/7/97
Signature              Date               Signature               Date
______________________________________    Charles L. Ryan
Typed Name                                Typed Name
______________________________________    Deputy Director, Prison Operations
Typed Title                               Typed Title

    Approved as to form this 26th day of March, 1997.

                                GRANT WOODS
                           The Attorney General

                      By:    \s\Graham A. Turner
                        Assistant Attorney General